UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 8, 2026 (June 2, 2026)
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LUCKY STRIKE ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-40142	98-1632024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
7313 Bell Creek Road Mechanicsville, Virginia 23111
(Address of principal executive offices and zip code)
(804) 417-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	LUCK	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2026, Lucky Strike Entertainment Corporation (the “Company”) announced the promotion of Bobby Lavan, 44, to assume the role of President of the Company in addition to maintaining his current role of Chief Financial Officer, effective June 8, 2026. Prior to this change, Thomas Shannon, the Company’s Founder, Chairman and Chief Executive Officer, had also held the role of President. Mr. Lavan, who joined the Company in 2023 as Chief Financial Officer and Treasurer, will assume expanded responsibilities for strategic execution and operational excellence across the Company’s portfolio. Mr. Lavan previously served as Chief Financial Officer of publicly traded Bally’s Corporation and Turning Point Brands.

Mr. Lavan has no familial relationships with any executive officer or director of the Company. There have been no transactions in which the Company has participated and in which Mr. Lavan had a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

In connection with Mr. Lavan’s promotion to President of the Company, Mr. Lavan’s annual base salary will be increased to $850,000, effective July 1, 2026. In addition, beginning with the Company’s next long-term incentive plan (“LTIP”) award cycle, Mr. Lavan’s target LTIP award amount will be $1,500,000.
Item 8.01     Other Events.
On June 8, 2026, the Company issued a press release announcing the promotion of Mr. Lavan, a copy of which is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01    Financial Statement and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCKY STRIKE ENTERTAINMENT CORPORATION

Date: June 8, 2026	By:	/s/ Jason Cohen
	Name:	Jason Cohen
	Title:	Chief Legal Officer